UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	RELI	The Nasdaq Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 26, 2025, the Board of Directors of Reliance Global Group, Inc. (the “Company”) approved a special cash dividend of $0.03 per share on the Company’s outstanding common stock. As announced on September 29, 2025, the dividend is payable on or about December 2, 2025 to stockholders of record as of October 30, 2025. Future dividends, if any, will be determined by the Board based on the Company’s financial condition, results of operations, capital requirements, and other factors it deems relevant.

On September 29, 2025, the Company issued a press release announcing the special cash dividend. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on September 29, 2025, the Company issued a press release announcing that it has completed its first purchase of Bitcoin (BTC) as part of its Digital Asset Treasury strategy, building on prior purchases of Ethereum (ETH) and Cardano (ADA). A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On September 30, 2025, the Company also issued a press release announcing that it has completed a purchase of XRP, the native token of the XRP Ledger, as part of its Digital Asset Treasury initiative building on prior purchases of BTC, Ethereum (ETH) and Cardano (ADA). A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events.

On September 26, 2025, the Board of Directors approved a special cash dividend of $0.03 per share, payable on or about December 2, 2025 to stockholders of record as of October 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 29, 2025, Titled “Reliance Global Group Announces Special Cash Dividend of $0.03 Per Share.”
99.2	Press Release, dated September 29, 2025 Titled “Reliance Global Group (RELI) Announces Strategic Bitcoin (BTC) Purchase as Part of Digital Asset Treasury Strategy.”
99.3	Press Release, dated September 30, 2025, Titled “Reliance Global Group (RELI) Adds XRP to Digital Asset Treasury, Expanding Enterprise-Grade Blockchain Portfolio”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: October 1, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer